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                               EXHIBIT 10.20.1

            Letter from City National Bank to Alexander L. Kyman,
                            dated November 3, 1993
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                                                                 EXHIBIT 10.20.1


                           [CITY NATIONAL BANK LOGO]


                                November 3, 1993




Mr. Alexander L. Kyman
4411 Westchester Drive
Woodland Hills, CA 91364


         Re:     AGREEMENT FOR SEPARATION FROM EMPLOYMENT AND RELEASE


Dear Mr. Kyman:

         When countersigned by you in the space provided below, this letter will confirm the agreement between City National Bank ("CNB") and you with respect to the matters set forth below.

         CNB and you are parties to an Agreement (the "Country Club Agreement") dated August 31, 1967, whereby you are obligated to reimburse CNB for the cash sale value of your membership in the El Caballero Country Club (the "Club") in the event of your leaving the employment of CNB or your retirement. CNB and you have also entered into an Agreement for Separation From Employment and Release (the "Separation Agreement") pursuant to which your employment with CNB will be terminated effective December 31, 1993. CNB hereby agrees that the Country Club Agreement will be terminated effective December 31, 1993, and that you will not be required to make any reimbursement or other payment to CNB thereunder.

         Notwithstanding anything to the contrary in the Separation Agreement, including without limitation Paragraph 9.1 thereof, CNB acknowledges that you have worked in the banking industry for your entire career and have developed extensive knowledge and experience in all aspects of the banking industry, and nothing in the Separation Agreement prohibits or in any way will impair you from consulting or otherwise working in any aspect of such industry. CNB acknowledges that you have informed CNB of your intent to act as a financial consultant subsequent to the termination of your employment with CNB, and CNB hereby consents to your communication with clients and prospective clients who may be customers of CNB with respect to your consulting practice. In addition, CNB acknowledges that from time to time, you may be consulted by customers of CNB, prospects or others regarding their banking arrangements, during the course of which you may become privy to further information concerning CNB, including pricing and terms offered to CNB customers, which subsequently acquired information will not be deemed to constitute a Trade Secret (as defined in the Separation Agreement) unless such information is confidential and acquired from an employee, officer or agent of CNB. You will use your best efforts to refer all inquiries regarding new banking business to CNB, provided that if CNB fails or refuses to accept any such new business, nothing in the Separation Agreement will prohibit you from in good faith referring such new business to other financial institutions.
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Mr. Alexander L. Kyman
November 3, 1993
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         This letter and the Separation Agreement contain and express the entire and final agreement of the parties with respect to the matters covered herein and therein, and supersede all negotiations, prior discussions and preliminary agreements. No promises or representations, express or implied, concerning this letter or the Separation Agreement have been made by either party to the other, other than those contained herein and in the Separation Agreement.


                                          Very truly yours,

                                          CITY NATIONAL BANK, a national
                                          banking association


                                          By:  /s/ Bram Goldsmith
                                               ------------------------------
                                          Its: Chairman/CEO
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AGREED AND ACCEPTED:


/s/ Alexander L. Kyman
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ALEXANDER L. KYMAN